1 fcx.com FCX Conference Call 4th Quarter and Year End 2024 Results January 23, 2025

2 This presentation contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs (credits) and operating costs; capital expenditures; operating plans (including mine sequencing); cash flows; liquidity; PT Freeport Indonesia’s (PT-FI) commissioning, remediation and ramp up of its new smelter and full production at the precious metals refinery (PMR); potential extension of PT-FI’s IUPK beyond 2041; export licenses, export duties and export volumes, including PT-FI’s ability to continue exports of copper concentrate until full ramp-up is achieved at its new smelter in Indonesia; timing of shipments of inventoried production; FCX’s commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; execution of FCX’s energy and climate strategies and the underlying assumptions and estimated impacts on FCX’s business and stakeholders related thereto; achievement of 2030 climate targets and 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal and environmental proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including not exceeding FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper and gold; PT-FI’s ability to export and sell or inventory copper concentrates through remediation and full ramp-up of its new smelter in Indonesia; changes in export duties; completion of remediation activities and achieving full ramp-up of the new smelter in Indonesia; full production at the PMR; production rates; timing of shipments; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in cash requirements, financial position, financing or investment plans; changes in general market, economic, geopolitical, regulatory or industry conditions; reductions in liquidity and access to capital; changes in tax laws and regulations; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations, including the ability to smelt and refine or inventory; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; process relating to the extension of PT-FI’s IUPK beyond 2041; cybersecurity risks; any major public health crisis; labor relations, including labor-related work stoppages and increased costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies; litigation results; tailings management; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks; and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the U.S. Securities and Exchange Commission. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation also includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral resources or mineral potential will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs (credits) per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 4Q24 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to Adjusted EBITDA is included on slide 34. For forward-looking non-GAAP measures, FCX is unable to provide a reconciliation to the most comparable GAAP measure without unreasonable effort because estimating such GAAP measures and providing a meaningful reconciliation is extremely difficult and requires a level of precision that is unavailable for these future periods and the information needed to reconcile these measures is dependent upon future events, many of which are outside of FCX’s control as described above. Forward-looking non- GAAP measures are estimated consistent with the relevant definitions and assumptions. Cautionary Statement

3 2024 Year in Review / Strong Execution NOTE: 2023 actuals include gold sales of 1.7 mm ozs and realized prices of $3.85/lb copper, $1,972/oz gold and $24.64/lb molybdenum. 2024 actuals include gold sales of 1.8 mm ozs and realized prices of $4.21/lb copper, $2,418/oz gold and $21.77/lb molybdenum. (1) Refer to non-GAAP disclosure on slide 2. (2) A reconciliation of amounts reported in FCX’s consolidated financial statements to Adjusted EBITDA is included on slide 34. Unit Net Cash Costs (1) ($ per lb) $1.61 $1.56 2023 2024 Adjusted EBITDA (1,2) $8.8 $10.0 2023 2024 ($ bns) ($ bns) $5.3 $7.2 2023 Operating Cash Flows 2024 4.1 4.1 2024 Copper Sales (bns) 2023 Copper Sales and Unit Net Cash Costs in line with January 2024 Guidance

4 2025 Focus Areas Add Scale in Leach Initiative Execute Our Operating Plans Capture Value Through Innovation Enhance Optionality For Future Growth Deliver On PT-FI Smelter Improve efficiencies, reduce costs and deliver on our projects Target run rate of 300 mm lbs per annum by year- end 2025 and build on and further define the path to 800 mm lbs per annum Achieve objective of being a fully integrated producer in Indonesia Technology initiatives have potential to reduce costs and capital intensity to create meaningful long-term value Bagdad, El Abra and Safford are established long- lived copper districts with opportunities to expand capacity Pursuing Value For All Stakeholders 4

5 Copper Market Commentary $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 0 250,000 500,000 750,000 1,000,000 1,250,000 1,500,000 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Jul-24 Jan-25 LME Copper Settlement Price Inventories (metric tons) Cu Price ($/lb) Global Copper Exchange Inventories Includes LME, COMEX and Shanghai exchanges Source: Bloomberg * As of 1/22/25 • Favorable long-term demand drivers with limitations on supply growth • Copper is essential for growth in new energy and power applications • Micro conditions are positive o Strong demand from grid/energy infrastructure in China o U.S. markets are steady with growth in some sectors • Current macro sentiment issues o Chinese economy o Tariff uncertainty and strong US$ Copper Prices ($/lb) 4Q24 2024 YTD 2025* LME Settlement $4.17 $4.15 $4.07 COMEX $4.23 $4.22 $4.24 The Metal of Electrification

THE VALUE OF COPPER

4Q24 Highlights

FREEPORT
FOREMOST IN COPPER

- Solid operating performance
  - Copper and gold sales above October 2024 guidance
  - Unit net cash costs below October 2024 guidance
- Commenced start-up activities at the precious metals refinery in Indonesia
- Smelter start-up activities expected by mid-year 2025
- Advancing options for long-term organic growth
- Strong financial position
  - Net Debt: $1.06 bn (excluding $3.2 bn of debt for PT-**FI's new downstream processing facilities)**
- Favorable market fundamentals and long-term outlook for copper

Key Stats	Actual	October Guidance
Copper Sales (mm lbs)	992	980
Gold Sales (k ozs)	350	340
Unit Net Cash Costs ($/lb)	$1.66	$1.72

Copper Realization $4.15/lb
Gold Realization $2,628/oz

4Q24 Cash Flows
($ bns)



$2.1 (1)
$1.4 (2)
$1.0 (3)
Adjusted EBITDA
Operating Cash Flow
CAPEX, excl. Smelter

(1) *A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 34.*
(2) Net of working capital and other uses of <$0.1 bn.
(3) Includes $0.5 bn for major projects and excludes $0.2 bn for the Indonesia smelter projects.

NOTE: Refer to non-GAAP disclosure on slide 2.

6

THE VALUE OF COPPER

4Q 2024 Operations Update

FREEPORT
FOREMOST IN COPPER

North America

Cu Sales: 318 mm lbs
Unit Net Cash Costs: $3.04/lb

- Positive trends in mining & milling efficiencies
- Volumes and costs expected to improve in 2025
- Leach initiative in 2024 provided ~50% increase in incremental copper vs. 2023
  - Targeting run rate of 300 mm lbs per annum by YE 2025
- Technology opportunities in focus
  - Bagdad autonomous haulage expected to be commissioned in 2025
  - New initiative under way targeted at greater efficiencies & cost reduction
- Potential for "critical mineral" designation for copper through legislation and possible 10% tax credit

South America

Cu Sales: 298 mm lbs
Unit Net Cash Costs: $2.36/lb

- Strong operating rates and improved recoveries
- 4Q unit net cash costs 13% below year-ago quarter
- Testing new leach applications at El Abra
- Expecting lower ore grades at Cerro Verde in 2025

Indonesia

Cu Sales: 376 mm lbs
Au Sales: 343 k ozs
Unit Net Cash Credits: 8¢/lb

- Continued strong execution – multiple operating records in 2024
- Commissioning of "copper cleaner" project under way to enhance recoveries and optimize concentrate production
- Positive long-term production profile
  - 2025 operating rates expected to be impacted by two planned large mill maintenance projects in 1H
- Commenced start-up activities at precious metals refinery
- New smelter repairs in progress with completion expected mid-2025
- Expect to receive authorization for concentrate exports in 2025 during repairs and ramp-up

NOTE: Refer to non-GAAP disclosure on slide 2.

7

8 Americas Leach Innovation Initiatives Low Cost, High Value South America 16% Other North America 34% Morenci 50% Targeting Copper in Stockpiles Unrecoverable by Traditional Leach Methods with Precision Operating Techniques * Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources. Refer to slide 2. Significant Potential Phase 1 Proving Concept 25% Phase 2 Scaling in progress 25% Phase 3 Innovation in progress 50% 39 bn lbs Contained * ~800 mm lbs/annum 50 144 214 350 800 2022 2023 2024 2026e By 2030e Scaling the Opportunity (mm lbs) Long-term Production Target ✓ - - Achieved To Date - - 300-400

THE VALUE OF COPPER

Project Pipeline Progress Report

FREEPORT
FOREMOST IN COPPER

New Leach Technologies Americas

LEACH TO THE LAST DROP

- Sustaining initial target of ~200 mm lbs/yr
- High probability of increasing to ~300 – 400 mm lbs/yr in 2026
- Driving innovation toward 800 mm lbs/yr over next 3-5 yrs

<$1 billion

Bagdad Expansion Arizona

BAGDAD 2X BAGDAD

- Targeting investment decision by YE 2025 with start-up in 2029
- 200 – 250 mm incremental lbs/yr
- Derisking in progress with autonomous conversion, tailings infrastructure investment and housing

Incremental investment $3.5 billion based on recent feasibility

Incentive Price: $3.50-$4/lb

Lone Star Expansions Arizona

SAFFORD OPERATIONS LONE STAR

- Commenced pre-feasibility study with expected completion by mid-2026
- Targeting incremental addition of 300 – 400 mm lbs/yr beginning in 2030s
- Substantial resource

Developing estimate

El Abra Expansion Chile

EL ABRA

- Preparing EIS, targeting submission by YE 2025
  - 3-yr permitting process
  - 4-yr construction
- Potential start-up in 2033 timeframe
- ~750 mm lbs/yr
- Potential reserve adds: ~20 bn lbs

~$7.5 billion (under review)

Excludes $2 bn for extension of leach operations

Incentive Price: <$4/lb

Grasberg District Indonesia

PT FREEPORT INDONESIA

- Kucing Liar project in development
  - Ramp-up to commence prior to 2030
  - 560 mm lbs Cu & 520 k oz Au per annum reflected in base plan
- Extension of mining rights beyond 2041 would create opportunities for future growth

~$4 billion remaining for Kucing Liar

$0.6 billion incurred to date

ANTICIPATED CAPITAL INVESTMENT

9

10 Annual Sales Profile NOTE: Consolidated copper sales include 1.38 bn lbs in 2024, 1.29 bn lbs in 2025e, 1.42 bn lbs in 2026e and 1.40 bn lbs in 2027e for noncontrolling interests; excludes purchased copper. 2025 estimates are dependent on Indonesia regulatory approval to export copper concentrate until repairs and full ramp-up of PT-FI’s new smelter are complete. 0 1 2 3 4 5 2024 2025e 2026e 2027e 4.1 4.0 4.3 4.3 0 1 2 2024 2025e 2026e 2027e 1.6 1.6 1.5 0 25 50 75 100 2024 2025e 2026e 2027e 78 88 90 90 e = estimate. NOTE: Consolidated gold sales include 931k ozs in 2024, 833k ozs in 2025e, 820k ozs in 2026e and 769k ozs in 2027e for noncontrolling interests. 2025 estimates are dependent on Indonesia regulatory approval to export copper concentrate until repairs and full ramp- up of PT-FI’s new smelter are complete. (billion lbs) Copper Sales (million lbs) Moly Sales Gold Sales (million ozs) January 2025 Estimate 1.8

11 Unit Net Cash Cost / (Credit) Comparison (1) 2025 estimates assume average prices of $2,700 oz for gold and $20/lb for molybdenum. See slide 24 for additional details. Quarterly unit net cash costs (credits) will vary significantly with quarterly metal sales volumes. (2) South America includes 8¢/lb and consolidated includes 2¢/lb associated with nonrecurring labor related charges at Cerro Verde associated with new CLAs. (3) 2024 for Indonesia includes 28¢/lb and consolidated includes 11¢/lb for export duties at PT-FI; 2025e for Indonesia includes 22¢/lb and consolidated 9¢/lb for PT-FI export duties. NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. $3.11 $2.46 ($0.28) $1.56 $3.00 $2.50 ($0.27) $1.60 North America South America ConsolidatedIndonesia 2024 2025e (1) 2024 (2) 2025e (1) 2024 (3) 2025e (1,3) 2025e (1,3) 2024 (2,3) ($ per lb of Cu) % of Annual Cu Sales 31% 34% 29% 27% 40% 39%

12 NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. (1) U.S. Dollar Exchange Rates: 975 Chilean peso, 15,500 Indonesian rupiah, $0.64 Australian dollar, $1.05 euro, 3.69 Peruvian sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’26e/’27e $0 $3 $6 $9 $12 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’26e/’27e ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’26e/’27e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $330 Molybdenum +/-$1.00/lb $ 80 Gold +/-$100/oz $ 100 Currencies (1) +/-10% $155 Diesel +/-10% $ 50 Copper +/-$0.10/lb $425 Molybdenum +/-$1.00/lb $ 85 Gold +/-$100/oz $150 Currencies (1) +/-10% $220 Diesel +/-10% $ 70 Assuming $2,700/oz gold, $20/lb molybdenum

13 2024 2025e 2026e Consolidated Capital Expenditures Major Projects (2) (1) New smelter construction spending includes $1.1 bn in 2024 and $0.6 bn in 2025e, which primarily reflects payment of costs incurred in 2024; these amounts exclude capitalized interest. (2) Planned projects primarily include CAPEX associated with Grasberg underground development, supporting mill and power capital costs and a portion of spending on the new gas-fired combined cycle facility. For details of discretionary spending see slide 28. NOTE: Amounts include capitalized interest. Discretionary CAPEX and spending on downstream processing facilities will be excluded from the free cash flow (as defined on slide 14) calculation for purposes of the performance-based payout framework. e= estimate. ($ in bns) $1.7(2) $1.6 $1.1 Planned Discretionary Planned Discretionary $1.7 $4.4 Other Other Excluding Indonesia Downstream Projects CAPEX (1) $1.5 $1.1 Planned Discretionary $1.0 $3.6 Other $1.6 $1.2 $1.6 $4.4

THE VALUE OF COPPER

Financial Policy: Performance-Based Payout Framework

~50% free cash flow(1) for shareholder returns

FREEPORT
FOREMOST IN COPPER

Maintaining Strong Balance Sheet

- Strong credit metrics
- Investment Grade rated by S&P, **Moody's and Fitch**
- Net debt, excluding downstream projects, below $3-4 bn threshold (2)


$3.4
Net Debt, (2) excluding Indonesia downstream projects
($ in bns)
$1.1
6/30/2021
12/31/2024 (2)

Providing Cash Returns to Shareholders

$4.7 bn Distributed Since 6/30/21


Base Dividend
32%
Share Repurchases(3)
40%
Variable Dividend
28%

Advancing Organic Growth Opportunities

- Positioned for future growth
- Organic project pipeline
  - Leach innovation initiatives
  - Kucing Liar/Grasberg District
  - Bagdad 2X
  - El Abra expansion
  - Lone Star sulfide expansions

Board reviews structure of performance-based payout framework at least annually

(1) Free cash flow equals available cash flows generated after planned capital spending (excluding Indonesia downstream processing facilities funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.
(2) Net debt equals consolidated debt less consolidated cash and cash equivalents and for 2024 current restricted cash associated with PT-FI's export proceeds, which totaled $0.7 bn at 12/31/24. Net debt for 2024 excludes $3.2 bn of debt associated with Indonesia downstream processing facilities.
(3) FCX acquired 49.0 mm shares of its common stock for a total cost of $1.9 bn ($38.64 avg. cost per share) under program since November 2021.
Refer to non-GAAP disclosure on slide 2.

14

15 Executing Clearly Defined Strategy Focused On Copper 15 Responsible producer of scale Long-lived reserves Organic growth options Solid balance sheet Experienced management team Cash returns to shareholders

16 Reference Slides

17 Unit Net Cash Costs/(Credits) $1.56/lb $(0.28)/lb Consolidated Indonesia 2024 Operational and Financial Highlights Operating Cash Flow $7.2 bn Net of <$0.1 bn in working capital and other uses Capital Expenditures $3.6 bn $4.8 bn Excluding Total smelter projects Copper Production Sales Price Realization 4.2 4.1 (1) $4.21 bn lbs bn lbs per lb Gold 1.9 1.8 (1) $2,418 mm ozs mm ozs per oz Molybdenum 80 78 $21.77 mm lbs mm lbs per lb (1) Reflects PT-FI production deferred in inventory until final sale. (2) Net debt equals consolidated debt less consolidated cash and cash equivalents and current restricted cash associated with PT-FI's export proceeds of $0.7 bn at 12/31/2024. Adjusted EBITDA $10.0 bn Net Debt (2) $1.06 bn $4.3 bn Excluding debt for Total smelter projects NOTE: Refer to non-GAAP disclosure on slide 2.

18 Financial Highlights Copper Consolidated Volumes, excluding purchases (mm lbs) 992 4,066 Average Realization (per lb) $ 4.15 $ 4.21 Site Production & Delivery Costs (per lb) $ 2.49 $ 2.49 Unit Net Cash Costs (per lb) $ 1.66 $ 1.56 Gold Consolidated Volumes (000’s ozs) 350 1,837 Average Realization (per oz) $2,628 $2,418 Molybdenum Consolidated Volumes (mm lbs) 18 78 Average Realization (per lb) $22.23 $21.77 4Q24 (1) Includes 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde associated with a new CLA. (2) Includes working capital and other uses of <$0.1 bn for 4Q24 and 2024. (3) Includes $3.0 bn in senior notes issued by PT-FI and $0.25 bn in borrowings under the PT-FI revolver. (4) Excludes $0.7 bn at 12/31/24 of current restricted cash associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. NOTE: Refer to non-GAAP disclosure on slide 2. Revenues $ 5.7 $ 25.5 Net Income Attributable to Common Stock $ 0.3 $ 1.9 Diluted Net Income Per Share $ 0.19 $ 1.30 Operating Cash Flows $ 1.4 $ 7.2 Capital Expenditures $ 1.2 $ 4.8 Total Debt $ 8.9 $ 8.9 Consolidated Cash and Cash Equivalents $ 3.9 $ 3.9 (2) (in billions, except per share amounts) Sales Data Financial Results 2024 (3) (4) (1)

19 (1) (1) Includes molybdenum produced in South America. (2) Production costs include profit sharing in South America and severance taxes in North America. (3) South America includes 8¢/lb and consolidated includes 2¢/lb associated with nonrecurring labor-related charges at Cerro Verde associated with new CLAs. (4) Indonesia includes 28¢/lb and consolidated includes 11¢/lb for export duties at PT-FI. NOTE: Refer to non-GAAP disclosure on slide 2. 1,177 78 1,257 1,632 1.8 North America IndonesiaSouth America by Region2024 Sales Mo mm lbs Cu mm lbs Au mm ozs (per lb of Cu) Site Production & Delivery (2) $3.46 $2.63 $1.64 $2.49 By-product Credits (0.48) (0.34) (2.82) (1.38) Treatment Charges 0.13 0.16 0.35 0.23 Royalties & Export Duties 0.00 0.01 0.55 0.22 Unit Net Cash Costs / (Credits) $3.11 $2.46 $(0.28) $1.56 2024 Unit Net Cash Costs / (Credits) North South America America Indonesia Consolidated Cu mm lbs Cu mm lbs 2024 Operational Data by Region (4) (4) (3) (3)

20 4Q 2024 Mining Operating Summary (1) Includes 5 mm lbs in 4Q24 and 4Q23 from South America. (2) Silver sales totaled 0.9 mm ozs in 4Q24 and 4Q23. (3) Silver sales totaled 1.4 mm ozs in 4Q24 and 2.0 mm ozs in 4Q23. (4) Indonesia includes 26¢/lb and consolidated includes 10¢/lb for PT-FI’s export duties. NOTE: Refer to non-GAAP disclosure on slide 2. Site Production & Delivery, excl. adjs. $3.48 $2.50 $1.65 $2.49 By-product Credits (0.58) (0.31) (2.56) (1.24) Treatment Charges 0.14 0.16 0.32 0.21 Royalties & Export Duties - 0.01 0.51 0.20 Unit Net Cash Costs / (Credits) $3.04 $2.36 $(0.08) $1.66 North South America America Indonesia Consolidated (per lb of Cu)4Q24 Unit Net Cash Costs / (Credits) North America 22 18 (1) Mo mm lbs 318318 4Q24 4Q23 Cu mm lbs Indonesia (3) 511 376 544 343 South America 298 287 by Region Au 000 ozs Sales From Mines for 4Q24 4Q24 4Q23 4Q24 4Q23 4Q24 4Q234Q24 4Q23 (2) (4) (1) (4)

21 $0 $2 $4 $6 $8 2025 2026 2027 2028 2029 2030 Thereafter Strong Balance Sheet and Liquidity (US$ bns) $4.9 5.40% & 5.45% Sr. Notes and FMC Sr. Notes 4.55% Sr. Notes PT-FI Revolver $ 0.3 FCX/FMC Senior Notes/Other 5.6 PT-FI Senior Notes 3.0 Total Debt $ 8.9 Cons. Cash, Cash Eq. & Deposits(1) $ 4.7 Net Debt (2) $ 4.3 Net Debt/Adjusted EBITDA(3) 0.4x $ - at 12/31/24Total Debt & Cash $ - $1.3 (1) Includes $0.7 bn of current restricted cash associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. (2) Includes $3.2 bn of debt associated with the Indonesia downstream processing facilities. (3) Trailing 12-months. (4) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. NOTE: Refer to non-GAAP disclosure on slide 2. (4) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Significant liquidity ▪ $3.9 bn in consolidated cash and cash equiv. ▪ $3.0 bn in availability under FCX credit facility ▪ $1.5 bn in availability under PT-FI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.125% & 4.375% Sr. Notes $1.2 Attractive Debt Maturity Profile $0.5 5.25% Sr. Notes 4.25% & 4.625% Sr. Notes $1.0 PT-FI Revolver

22 Long-Lived Reserve Base Copper (bn lbs) 97.0 193.2 Gold (mm ozs) 23.0 65.9 Molybdenum (bn lbs) 3.2 5.6 Mineral Reserves (1) (recoverable) Incremental Mineral Resources (2) (contained) (2) Includes measured, indicated and inferred mineral resources. Estimates of consolidated mineral resources (contained metal) were assessed using a long-term average copper price of $3.75/lb, gold price of $1,700/oz and molybdenum price of $15/lb. Mineral resources are not included in mineral reserves and will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineral resources will become proven and probable mineral reserves. (1) Preliminary estimate of recoverable proven and probable consolidated mineral reserves using long-term average prices of $3.25/lb for copper, $1,600/oz for gold and $12/lb for molybdenum; FCX’s net equity interest in copper mineral reserves totaled 70.2 bn lbs as of 12/31/2024. Consolidated As of 12/31/2024 Copper Reserves (1) By Region See Cautionary Statement. South America 29% North America 43% Indonesia 28%

THE VALUE OF COPPER
FREEPORT
FOREMOST IN COPPER

2025e Outlook

Sales Outlook

- Copper: 4.0 billion lbs
- Gold: 1.6 million ozs
- Molybdenum: 88 million lbs

Unit Net Cash Cost of Copper

- Site prod. & delivery
  - 2025e: $2.60/lb
  - 1Q25e: $2.67/lb
- After by-product credits[1]
  - 2025e: $1.60/lb[2]
  - 1Q25e: $2.05/lb

Operating Cash Flows [1,3]

- ~$6.2 billion @ $4.00/lb copper in 2025e
- Each 10¢/lb change in copper in 2025e = $375 million impact

Capital Expenditures

- $4.4 billion (excluding downstream projects)
  - $2.8 billion for major projects[4]
  - $1.6 billion for other projects

(1) Assumes average prices of $2,700/oz gold and $20/lb molybdenum in 2025e.
(2) 2025e consolidated unit net cash costs include 9¢/lb for PT-FI export duties.
(3) Each $100/oz change in gold is estimated to have an approximate $140 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $135 mm impact.
(4) Major projects CAPEX includes $1.1 bn for planned projects and $1.7 bn of discretionary projects.
NOTE: Copper and gold sales estimates are dependent on Indonesia regulatory approval to export copper concentrate until repairs and full ramp-up of PT-*FI's new smelter are complete*. .
e = estimate. Refer to non-GAAP disclosure on slide 2.



23

24 (1) (1) Includes molybdenum produced in South America. (2) Copper and gold sales estimates are dependent on Indonesia regulatory approval to export copper concentrate until repairs and full ramp-up of PT-FI’s new smelter are complete. (3) Includes gold produced in North America. (4) Estimates assume average prices of $2,700 oz for gold and $20/lb for molybdenum in 2025e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (5) Production costs include profit sharing in South America and severance taxes in North America. (6) Indonesia includes 22¢/lb and consolidated includes 9¢/lb for export duties at PT-FI. 1,090 88 1,360 1,550 1.6 (3) North America Indonesia(2)South America by Region2025e Sales Mo mm lbs Cu mm lbs Au mm ozs (per lb of Cu)Site Production & Delivery (5) $3.37 $2.77 $1.80 $2.60 By-product Credits (0.49) (0.39) (2.84) (1.37) Treatment Charges 0.12 0.11 0.29 0.18 Royalties & Export Duties 0.00 0.01 0.48 0.19 Unit Net Cash Costs / (Credits) $3.00 $2.50 $(0.27) $1.60 2025e Unit Net Cash Costs / (Credits) (4) North South America America Indonesia Consolidated Cu mm lbs Cu mm lbs NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate. 2025e Operational Data (6) (6)

25 NOTE: Consolidated copper sales include 270 mm lbs in 1Q25e, 349 mm lbs in 2Q25e, 327 mm lbs in 3Q25e and 346 mm lbs in 4Q25e for noncontrolling interests; excludes purchased copper. Estimates are dependent on Indonesia regulatory approval to export copper concentrate until repairs and full ramp-up of PT-FI’s new smelter are complete. 0 200 400 600 800 1000 1200 1Q25e 2Q25e 3Q25e 4Q25e 850 1,045 1,040 1,065 0 150 300 450 600 1Q25e 2Q25e 3Q25e 4Q25e 225 475 450 475 0 5 10 15 20 25 1Q25e 2Q25e 3Q25e 4Q25e 22 22 22 22 NOTE: Consolidated gold sales include 115k ozs in 1Q25e, 244k ozs in 2Q25e, 231k ozs in 3Q25e and 243k ozs in 4Q25e for noncontrolling interests. Estimates are dependent on Indonesia regulatory approval to export copper concentrate until repairs and full ramp-up of PT-FI’s new smelter are complete. (million lbs) Copper Sales (million lbs) Moly Sales Gold Sales (thousand ozs) 2025e Quarterly Sales e = estimate.

26 Metal Production, 2024 – 2029e 1.8 1.5 1.7 1.8 1.8 1.6 1.9 1.6 1.6 1.5 1.4 1.1 2024 2025e 2026e 2027e 2028e 2029e Cu bn lbs Au mm ozs Total: 8.4 billion lbs copper Annual Average: ~1.7 billion lbs 2025e – 2029e Copper Total: 7.2 million ozs gold Annual Average: ~1.4 million ozs 2025e – 2029e Gold Grasberg Minerals District Mine Plan NOTE: Amounts are projections. Timing of annual production will depend on a number of factors, including operational performance, Indonesia regulatory approval to export copper concentrate until repairs and full ramp-up of PT-FI’s new smelter are complete, and other factors. FCX’s economic interest in PT-FI is 48.76%. PT-FI expects to defer a portion of production in inventory until final sale upon ramp up of its new downstream processing facilities. This is not expected to result in a significant change in PT-FI's economics but will impact the timing of PT-FI's sales. e = estimate.

THE VALUE OF COPPER

PT-FI's IUPK Extension Update

FREEPORT
FOREMOST IN COPPER

- Government issued regulation in 2Q24 to allow life-of-mine extension
- Conditions for IUPK holders include
  - Ownership of integrated downstream facilities that have entered the operational stage
  - Domestic ownership of at least 51% and agreement with a state-owned enterprise for an additional 10% ownership
  - Commitments for additional exploration and increases in refining capacity approved by the Ministry of Energy and Minerals
- Application for extension may be submitted at any time prior to the current IUPK expiration
- PT-FI expects to apply for an extension during 2025
- Extension would enable continuity of large-scale operations for the benefit of all stakeholders
  - Would provide growth options through additional resource development opportunities

Potential beyond 2041


Mineral Resources
Potential/Exploration Targets
GBT OP
Dom
In-fill drilling of Grasberg BC & Kucing Liar Resources
Deeper Extension of Big Gossan mineralization
Deeper extension of DMLZ mineralization
Plan View
View Looking Northeast

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THE VALUE OF COPPER

Discretionary Capital Projects*

FREEPORT
FOREMOST IN COPPER

Kucing Liar

- Commenced 10-year mine development in 2022
- Sustain large-scale, low-cost Cu & Au production
- Capital investment: ~$500 mm/yr average (~$600 mm in 2025e) over next 7 to 8 years
- 7 bn lbs copper & 6 mm ozs gold through 2041
  - ~ 560 mm lbs & 520K ozs per annum

Grasberg Energy Transition to Natural Gas

- Advancing plans to transition existing energy source from coal to natural gas
- CAPEX of ~$200 mm in 2025e (see slide 31) net of avoided coal cost

Bagdad 2X Expansion

- Potential expansion to double concentrator capacity
- Completed feasibility study in late 2023 (see slide 29)
- Expanding tailings infrastructure and early works: ~$425 mm in 2025e

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$435 mm (~$180 mm in 2025e)
- Expect to commence production in 2026e
- ~$60 mm per annum in incremental EBITDA

*These discretionary projects and the Indonesia downstream processing facilities will be excluded from the free cash flow calculation (defined on slide 14) for purposes of the performance-based payout framework.
NOTE: Refer to non-GAAP disclosure on slide 2. e = estimate.

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THE VALUE OF COPPER

Bagdad 2X Expansion Update

FREEPORT
FOREMOST IN COPPER


BAGDAD
2X
BAGDAD

- Operation located in northwest Arizona
- Reserve life exceeds 80 years
- Converting existing manned haul truck fleet to 100% autonomous
- Completed technical studies in late 2023 to double concentrator capacity
  - Expected to expand concentrator capacity by ~90-105k t/d
  - Project capital approximates $3.5 billion
  - Economics indicate $3.50 - $4.00/lb incentive copper price
  - Expected to add incremental production of 200 to 250 mm lbs/yr of copper & ~10 mm lbs/yr of molybdenum
  - Construction timeline: 3-4 years
- Investment decision pending copper market conditions, labor availability, and conversion of existing haul truck fleet to autonomous
- Advancing activities for expanded tailings infrastructure to enhance project optionality

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30 Autonomous Haulage at Bagdad • Bagdad expected to become first U.S. mine with a fully autonomous haulage system • Converting existing manned fleet to 100% autonomous – 33 trucks – CAPEX ~$80 mm – Target completion YE 2025 • Potential for efficiency gains / productivity improvements • Initiative helps alleviate hiring needs and housing challenges • Emissions reduction expected from reduced idle time and improved efficiency • Project will position us to capitalize on future technological advancements in electrification

THE VALUE OF COPPER

Combined Cycle Gas Turbine Power Plant at Grasberg

FREEPORT
FOREMOST IN COPPER

- Completed feasibility study to replace existing coal plant at Grasberg with 265MW gas-fired combined cycle facility
- ~$1 bn project (incremental ~$0.4 bn compared to previous plans to refurbish coal units); costs expected to be incurred over the next three years
- LNG supplied to a floating storage and regas unit permanently moored offshore; natural gas delivered via subsea pipeline to dual fuel power plant and CCGT
- Key activities in near-term include engineering, procurement & construction activities, definitive estimate, and securing LNG fuel supply
- **Expected to meaningfully reduce Grasberg's Scope 1** greenhouse gas emissions


Offshore
LNG Carrier
LNG transfer
Floating Storage & Regas Unit (FSRU)
Subsea gas pipeline
Portsite
Dual Fuel Power Plant (DFPP)
New Combined Cycle Gas Turbine Power Plant (CCGT)


New Camp
CCGT
Dual Fuel Power Plant
Coal Stockpile
Coal Plant
Concentrate Facilities
PORTSITE

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32 2024 ESG Highlights • Advanced implementation of the Global Tailings Standard in the Americas (6 of 7 operating sites completed) • Progressed transition of existing energy source at PT-FI Grasberg from coal to natural gas • Maintained Copper Mark and Molybdenum Mark and began assurance of sites against their “2.0” standard • Completed independent, third-party human rights impact assessment (HRIA) at Cerro Verde; progressed HRIA at new Indonesia smelter with completion expected in 2025 • Committed to the Task Force on Nature-related Financial Disclosures FCX Annual Report on Sustainability PT-FI Sustainability Report FCX 2023 Climate Update Visit FCX.com/sustainability for additional resources.

33 The Copper Mark Recognition for Responsible Production • FCX has achieved, and is committed to maintaining, the Copper Mark and/or Molybdenum Mark at all of its operating sites globally • Initiated Copper Mark 2.0 assurance process in 2024 which will continue into 2025 • The Copper Mark is an assurance framework developed to demonstrate the copper industry’s responsible production practices • Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices; the framework currently includes 33 issue areas across 5 ESG categories • The Copper Mark extended its framework in 2023 to other base metals including molybdenum (the “Molybdenum Mark”) • Requires third-party assurance of site performance and independent Copper Mark validation every three years • The Copper Mark is governed by an independent board including NGO participation and multi-stakeholder advisory council AWARDED SITES Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ) Cerro Verde mine (Peru) Chino mine (NM) Climax mine (CO) El Abra mine (Chile) El Paso refinery & rod mill (TX) Fort Madison (IA) Henderson mine (CO) Miami smelter, mine & rod mill (AZ) Morenci mine (AZ) PT-FI mine (Indonesia) Rotterdam (Netherlands) Safford mine (AZ) Sierrita mine (AZ) Stowmarket (UK) Tyrone mine (NM) Note: FCX’s copper producing sites that produce by-product molybdenum have received both the Copper Mark and the Molybdenum Mark. 3

34 ($ in mm) 12 mos ended 12 mos ended 4Q24 12/31/24 12/31/23 Net income attributable to common stock $274 $1,889 $1,848 Interest expense, net 70 319 515 Income tax provision 520 2,523 2,270 Depreciation, depletion and amortization 537 2,241 2,068 Accretion and stock-based compensation 51 238 213 Other net charges (1) 280 691 289 Gain on early extinguishment of debt - - (10) Other income, net (67) (362) (286) Net income attributable to noncontrolling interests 447 2,510 1,903 Equity in affiliated companies’ net earnings (1) (15) (15) Adjusted EBITDA (2) $2,111 $10,034 $8,795 (1) Primarily includes net charges (credits) associated with adjustments to reclamation liabilities ($173 mm in 4Q24, $278 mm for the 12 months ended 12/31/2024 and $(123) mm for the 12 months ended 12/31/2023); adjustments to environmental obligations and related litigation reserves ($(1) mm in 4Q24, $75 mm for the 12 months ended 12/31/24 and $260 mm for the 12 months ended 12/31/2023); oil and gas asset impairments ($52 mm in 4Q24, $101 mm for the 12 months ended 12/31/24 and $67 mm for the 12 months ended 12/31/2023); and metal inventory adjustments/write-offs ($48 mm in 4Q24, $91 mm for the 12 months ended 12/31/24 and $14 mm for the 12 months ended 12/31/2023). The 12 months ended 12/31/24 include $97 mm of nonrecurring labor-contract charges at Cerro Verde and $34 mm of charges that were capitalized in prior years associated with construction of PT-FI’s new downstream processing facilities. The 12 months ended 12/31/23 include a $55 mm charge for an administrative fine in Indonesia. (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently. Adjusted EBITDA Reconciliation

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